ING Life Insurance and Annuity Company

and its

Variable Annuity Account B

GROUP VARIABLE ANNUITY CONTRACTS FOR EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS

Supplement Dated January 24, 2014, to the Contract Prospectus and Contract Prospectus Summary each dated May 1, 2013, as amended.

PRODUCERS’ 409A INCENTIVE SAVINGS AND
DEFERRED COMPENSATION PLANS

This supplement updates and amends certain information contained in the Contract Prospectus and Contract Prospectus Summary for participants in the Producers’ 409A Incentive Savings and Deferred Compensation Plans and for participants in certain predecessor nonqualified plans for producers (the “Plan”). Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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IMPORTANT INFORMATION ABOUT THE
FIXED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PHASE

On or about March 17, 2014, the Fixed Account 2 will be added to the contracts issued to the Plan to serve as the only fixed interest option available for investment during the accumulation phase. Amounts allocated to the Fixed Account 2 will be held in the Company’s general account which supports insurance and annuity obligations.

General Disclosure. Interests in the Fixed Account 2 have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in this supplement about the Fixed Account 2 may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this supplement has not been reviewed by the SEC.

Interest Rates. We guarantee that amounts allocated to this option will earn the minimum guaranteed interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the specified guaranteed minimum rate. Among other factors, the safety of the interest rate guarantee depends upon the claims-paying ability of the Company. Amounts allocated to this option will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account 2 will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, including mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Withdrawals. Under certain emergency conditions, we may defer payment of any withdrawal for a period of up to six months or as provided by applicable federal or state law.

Additionally, if allowed by state law, we may pay withdrawals in equal payments with interest, over a period not to exceed 60 months, when the Fixed Account 2 withdrawal value for the contract or for the total of the accounts under the contract exceeds $250,000 on the day before withdrawal.

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Charges. We do not make deductions from amounts in the Fixed Account 2 to cover mortality and expense risks. We consider these risks when determining the credited rate.

Transfers. During the accumulation phase, you may, during each calendar year, transfer account dollars from the Fixed Account 2 to any available investment option. We may vary the amount that you are allowed to transfer but it will never be less than 50% of the account value held in the Fixed Account 2. The 50% limit is reduced by any Fixed Account 2 withdrawals, transfers or income phase payments made in the calendar year.

With respect to the contracts issued to the Plan, the Company reserves the right to waive, on a temporary basis:

•      The application of any negative aggregate Market Value Adjustment with respect to transfers from the Guaranteed Accumulation Account to the Fixed Account 2 or among any other available investment option; and

•      The 20% limitation of the amount transferred from the Fixed Plus Account with respect to transfers to the Fixed Account 2 or any available investment option.

By notifying us at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by ING Financial Advisers, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

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